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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):   October 11, 1996
                                                          (September 26, 1996)




                               APPLIED POWER INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)


         WISCONSIN                 1-11288                  39-0168610
         ---------                 -------                  ----------
 (State of incorporation)    (Commission File No.)   (I.R.S. Employer Id. No.)


                         13000 WEST SILVER SPRING DRIVE
                            BUTLER, WISCONSIN  53007
          MAILING ADDRESS:  P. O. BOX 325, MILWAUKEE, WISCONSIN  53201
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (414) 781-6600
                                 --------------
              (Registrant's telephone number, including area code)



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Item 2.     Acquisition of Assets

     On September 26, 1996, Wright Line Inc., a subsidiary of Applied Power Inc., ("the Company"), acquired the net assets of Everest Electronic Equipment, Inc., ("Everest"), for approximately $52 million. The purchase price was determined by arms-length negotiations between the parties. Headquartered in Anaheim, California, Everest is a manufacturer of custom and standard electronic enclosures used by the computer, telecom, datacom and other industries. The Company funded the acquisition through the increase of its existing Multicurrency Credit Agreement dated as of August 22, 1995 between Applied Power Inc. and various financial institutions, as lenders. There is no material relationship between Everest and Applied Power Inc. or any of its affiliates, directors, officers or associates of any such directors or officers.

     The net assets acquired included trade accounts receivable, inventory, and machinery and equipment used in the manufacture of custom and standard electronic enclosures. The Company will use the assets acquired to continue to operate in this business and will integrate Everest with its Wright Line segment.

     The definitive Asset Purchase Agreement is an exhibit to this report and is incorporated herein by reference. The above description does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreement.



Item 7.     Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired:

           It is impracticable to provide the required financial statements of the acquired business at the time this report is being filed. Appropriate financial statements of Everest Electronic Equipment, Inc. will be filed as soon as practicable as an amendment to this report, and in any event not later than December 10, 1996.

     (b)   Pro Forma Financial Information:

           It is impracticable to provide the required pro forma financial information at the time this report is being filed. Appropriate pro forma financial information relating to Applied Power Inc. will be filed as soon as practicable as an amendment to this report, and in any event not later than December 10, 1996.


     (c)   Exhibits:

           See the Exhibit Index following the Signature page of this Report, which is incorporated herein by reference.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  APPLIED POWER INC.




Date: October 11, 1996            By: /s/Robert C. Arzbaecher
                                      ---------------------------
                                         Robert C. Arzbaecher,
                                         Vice President and
                                         Chief Financial Officer



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                               APPLIED POWER INC.

                                 EXHIBIT INDEX
                                       TO
                            FORM 8-K CURRENT REPORT
                       Date of Report:  October 11, 1996




Exhibit                                                          Filed
Number          Description                                     Herewith
-------         -----------                                     --------

 2.1            Asset Purchase Agreement                          X
                between Applied Power Inc. and
                Wright Line Inc., on the one hand
                and Everest Electronic Equipment, Inc.,
                Wallace H. Twedt, Terry D. Wells and
                Robert L. Wells, on the other hand
                dated August 27, 1996





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